AllianceBernstein
Fourth Quarter 2008 Review
Fourth Quarter 2008 Review
Gerald M. Lieberman
President & Chief Operating Officer
Peter S. Kraus
Chairman & Chief Executive Officer
Any forecasts in this material may not be realized. Information or opinions should not be construed as investment advice.
January 21, 2009

AllianceBernstein

Fourth Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
Certain statements provided by management in this presentation are “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly traded partnerships are taxed. We caution readers to carefully consider such factors.
Further, such forward-looking statements speak only as of the date on which such statements are made; we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see “Risk Factors” in
Part I, Item 1A of our Form 10-K for the year ended December 31, 2007 and Part II, Item 1A of our Form 10-Q for the quarter ended
September 30, 2008. Any or all of the forward-looking statements that we make in this news release, Form 10-K, Form 10-Q, other documents we file with or furnish to the SEC, or any other public statements we issue, may turn out to be wrong. It is important to remember that other factors besides those listed in “Risk Factors” and those listed above and below could also adversely affect our revenues, financial condition, results of operations, and business prospects.
The forward-looking statements referred to in the preceding paragraph include statements regarding:
• Our expectation that the securities in which we invest will outperform as markets stabilize and global economies improve: Historical performance is not necessarily indicative of future results or market movements. The actual performance of the capital markets and other factors beyond our control will affect our investment success for clients and asset flows.
• Our backlog of new institutional mandates not yet funded: Before they are funded, institutional mandates do not represent legally binding commitments to fund and, accordingly, the possibility exists that not all mandates will be funded in the amounts and at the times we currently anticipate.
• The strength of our balance sheet: Our solid financial foundation is dependent on our cash flow from operations, which is subject to the performance of the capital markets and other factors beyond our control. Our access to public and private debt may be limited by turbulent market conditions and changes in government regulations, including tax rates and interest rates.
Cautions regarding Forward-Looking Statements

4Q 2008
3Q 2008
12 Months*
4.6%
5.2%
(0.5)%
(21.9)%
(8.4)%
(37.0)%
(22.2)%
(6.1)%
(36.8)%
(22.8)%
(12.3)%
(38.4)%
S&P 500
Russell 1000 Value
Russell 1000 Growth
Barclays Aggregate Bond

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AllianceBernstein

Fourth Quarter 2008 Review
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*12 months ending December 31, 2008.
Market Performance - US

4Q 2008
3Q 2008
12 Months*
(21.8)%
(15.3)%
(40.7)%
(20.0)%
(20.6)%
(43.4)%
(27.6)%
(27.0)%
(53.3)%
MSCI WORLD
MSCI EAFE
MSCI Emerging Markets

AllianceBernstein

Fourth Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
*12 months ending December 31, 2008.
Source: MSCI (Morgan Stanley Capital International).
Market Performance - Non-US

60%
40%
20%
0%
-20%
-40%
-60%
Global Research Growth
Global Value
MSCI World
GV Relative Performance
GRG Relative Performance

	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008
Global Research Growth	14%	9%	26%	45%	0%	-14%	-19%	34%	14%	17%	15%	13%	-53%
Global Value	17%	15%	12%	5%	5%	-2%	-11%	37%	20%	15%	28%	3%	-51%
MSCI World	13%	16%	24%	25%	-13%	-17%	-20%	33%	15%	9%	20%	9%	-41%
GRG Relative Performance	1%	-7%	2%	20%	13%	2%	1%	1%	-1%	7%	-5%	4%	-12%
GV Relative Performance	3%	-1%	-12%	-20%	18%	15%	9%	4%	5%	5%	8%	-6%	-10%

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Net of client fees
Past performance, current valuations and historical analysis are not necessarily indicative of future results.
Global Research Growth & Global Value Historical Performance

Institutional Investments		Retail		Private Client		Total	
Beginning of Period	**$**	**378.6**	**$**	**125.8**	**$**	**85.2**	**$**	**589.6**
Sales/New accounts		5.8		3.6		1.8		11.2
Redemptions/Terminations		(12.5)		(10.1)		(3.3)		(25.9)
Cash flow		(3.6)		(2.2)		(2.1)		(7.9)
Unreinvested dividends		-		(0.3)		(0.3)		(0.6)
Net outflows		**(10.3)**		**(9.0)**		**(3.9)**		**(23.2)**
Transfers[(1)]		(10.3)		10.3		-		-
Market depreciation		**(66.6)**		**(25.5)**		**(12.3)**		**(104.4)**
End of Period	**$**	**291.4**	**$**	**101.6**	**$**	**69.0**	**$**	**462.0**
% Total at end of period		*63%*		*22%*		*15%*		*100%*
% Change ex Transfers		*-20%*		*-27%*		*-19%*		*-22%*

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Three Months Ended December 31, 2008
$ Billions
NOTE: Percentages are calculated using AUM rounded to the nearest million.
Changes in Assets Under Management by Channel

Institutional Investments	Retail	Private Client	Total
Beginning of Period	**$ 508.1**	**$ 183.2**	**$ 109.1**	**$ 800.4**
Sales/New accounts	38.5	23.3	11.0	72.8
Redemptions/Terminations	(34.9)	(39.8)	(8.3)	(83.0)
Cash flow	(18.0)	(7.6)	(6.7)	(32.3)
Unreinvested dividends	-	(1.0)	(0.7)	(1.7)
Net outflows	**(14.4)**	**(25.1)**	**(4.7)**	**(44.2)**
Transfers[1]	(10.6)	10.6	-	-
Market depreciation	**(191.7)**	**(67.1)**	**(35.4)**	**(294.2)**
End of Period	**$ 291.4**	**$ 101.6**	**$ 69.0**	**$ 462.0**
% Total at end of period	*63%*	*22%*	*15%*	*100%*
% Change ex Transfers from beg of period	*-41%*	*-50%*	*-37%*	*-42%*

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AllianceBernstein

Fourth Quarter 2008 Review
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Twelve Months Ended December 31, 2008
$ Billions
NOTE: Percentages are calculated using AUM rounded to the nearest million.
Changes in Assets Under Management by Channel

Three Months Ended December 31, 2008

$ Billions

	Value Equity	Growth Equity	Fixed Income	Other[1]	Total
Beginning of Period	**$ 252.1**	**$ 131.6**	**$ 187.1**	**$ 18.8**	**$ 589.6**
Sales/New accounts	4.5	1.8	4.2	0.7	11.2
Redemptions/Terminations	(12.3)	(7.3)	(6.2)	(0.1)	(25.9)
Cash flow	(7.3)	(6.0)	(4.2)	9.6 [2]	(7.9)
Unreinvested dividends	(0.1)	(0.1)	(0.4)	-	(0.6)
Net inflows/(outflows)	**(15.2)**	**(11.6)**	**(6.6)**	**10.2**	**(23.2)**
Market depreciation	**(64.5)**	**(31.7)**	**(3.4)**	**(4.8)**	**(104.4)**
End of Period[3]	**$ 172.4**	**$ 88.3**	**$ 177.1**	**$ 24.2**	**$ 462.0**
% Total at end of period	*38%*	*19%*	*38%*	*5%*	*100%*
% Change from beg of period	*-32%*	*-33%*	*-5%*	*29%*	*-22%*

(1) Includes Index, Structured and Asset Allocation services.

(2) Includes client reallocations from active to passive services of approximately $9 billion.

(3) Approximately $84.8 billion in Blend Strategies AUM are reported in their respective services.

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Fourth Quarter 2008 Review
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NOTE: Percentages are calculated using AUM rounded to the nearest million.
Changes in Assets Under Management by Investment Service

Value Equity	Growth Equity	Fixed Income	Other[1]	Total
Beginning of Period	**$ 382.5**	**$ 196.9**	**$ 197.9**	**$ 23.1**	**$ 800.4**
Sales/New accounts	30.9	16.3	21.8	3.8	72.8
Redemptions/Terminations	(41.1)	(23.0)	(18.6)	(0.3)	(83.0)
Cash flow	(19.0)	(11.4)	(9.1)	7.2 [2]	(32.3)
Unreinvested dividends	(0.1)	(0.1)	(1.5)	-	(1.7)
Net inflows/(outflows)	**(29.3)**	**(18.2)**	**(7.4)**	**10.7**	**(44.2)**
Market depreciation	**(180.8)**	**(90.4)**	**(13.4)**	**(9.6)**	**(294.2)**
End of Period[3]	**$ 172.4**	**$ 88.3**	**$ 177.1**	**$ 24.2**	**$ 462.0**
% Total at end of period	*38%*	*19%*	*38%*	*5%*	*100%*
% Change from beg of period	*-55%*	*-55%*	*-10%*	*5%*	*-42%*

(1) Includes Index, Structured and Asset Allocation services.

(2) Includes client reallocations from active to passive services of approximately $9 billion.

(3) Approximately $84.8 billion in Blend Strategies AUM are reported in their respective services.

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AllianceBernstein

Fourth Quarter 2008 Review
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Twelve Months Ended December 31, 2008
$ Billions
NOTE: Percentages are calculated using AUM rounded to the nearest million.
Changes in Assets Under Management by Investment Service

($ Billions)	Ended December 31, 2008 3 months	 12 months
Beginning AUM	**$ 378.6**	**$ 508.1**
Net Flows	(10.3)	(14.4)
Transfers[1]	(10.3)	(10.6)
Market Depreciation	(66.6)	(191.7)
Ending AUM	**$ 291.4**	**$ 291.4**
% Total	*63%*	*63%*
% Change ex Transfers	***-20%***	***-41%***

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AllianceBernstein

Fourth Quarter 2008 Review
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■ Sales of new mandates remain tepid
 while terminations increased
 sequentially by 33%
■ Pipeline down to $8 billion versus $14
 billion at 3Q08 as search activity
 slowed

  ➢ Over 40% in defined contribution
■ Achieved a top ranking in surveys by
 Newsletter on Pensions and
 Investments in Japan and Peter Lee in
 Australia
(1) Transfers of certain client accounts were made among distribution channels resulting from changes in how these accounts are serviced by the firm.
NOTE: Percentages are calculated using AUM rounded to the nearest million.
Institutional Investments Highlights: 4Q08

($ Billions)	Ended December 31, 2008 3 months	 12 months
Beginning AUM	**$ 125.8**	**$ 183.2**
Net Flows	(9.0)	(25.1)
Transfers[1]	10.3	10.6
Market Depreciation	(25.5)	(67.1)
Ending AUM	**$ 101.6**	**$ 101.6**
% Total	*22%*	*22%*
% Change ex Transfers	***-27%***	***-50%***

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AllianceBernstein

Fourth Quarter 2008 Review
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■ Net outflows flat versus 3Q08
 ➢ Lower gross sales partially offset
               by lower redemptions
■ Little impact to date from distributor
 consolidation
■ AB Retail Mandate
 ➢ Improve the investment outcomes
              of individual investors by aligning
             our research and knowledge with
              the advice delivery platforms of
              distributors
(1) Transfers of certain client accounts were made among distribution channels resulting from changes in how these accounts are serviced by the firm.
NOTE: Percentages are calculated using AUM rounded to the nearest million.
Retail Highlights: 4Q08

($ Billions)	Ended December 31, 2008 3 months	 12 months
Beginning AUM	**$ 85.2**	**$ 109.1**
Net Flows	(3.9)	(4.7)
Market Depreciation	(12.3)	(35.4)
Ending AUM	**$ 69.0**	**$ 69.0**
% Total	*15%*	*15%*
% Change	***-19%***	***-37%***

AllianceBernstein

Fourth Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
(1) Transfers of certain client accounts were made among distribution channels resulting from changes in how these accounts are serviced by the firm.
NOTE: Percentages are calculated using AUM rounded to the nearest million.
Private Client Highlights: 4Q08
■ Net outflows increased vs. 3Q08
■ Continue to add new accounts,
 albeit at a slower rate
■ Closed account rate of 5% for 2008
 vs. historical annual rate of 4%
■ Financial Advisor staff reduced 9%
 in 2008 to 299, 11% less than the
 peak in 3Q08
 ➢ Retained our best and highest
               potential advisors

$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
$3.6
$4.8
$7.2
$9.7
$9.6
$10.1
$8.1
$6.6
2004
2005
2006
2007
1Q08
2Q08
3Q08
4Q08

AllianceBernstein

Fourth Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
($ Billions)
+35%
The information in this display is provided solely for use in connection with this presentation and is not directed towards existing or potential hedge fund investors or investment advisory clients of
AllianceBernstein.
+50%
+35%
*Consists of Hedge Fund, Currency and Venture Capital services
-20%
-19%
-1%
+5%
Alternative Investment Services AUM down 32% versus 12/31/2007
Alternative Investment Services AUM*

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Fourth Quarter 2008 Review
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■ Full year revenue up 11% Year-over-Year, with growth in the U.S. more than offsetting a modest decline in Europe.
■ 4Q revenue flat year-over-year, down 5% sequentially, decelerating in the latter half of the quarter as market volumes were down significantly.
Institutional Research Services Highlights: 4Q08

F/I
$198
25%
Eqty
$602
75%
F/I
$177
38%
Eqty
$285
62%

US
$311
39%
G&I
$489
61%
US
$203
44%
G&I
$259
56%

AllianceBernstein

Fourth Quarter 2008 Review
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Equity
AUM
down
53%
Global &
Int’l AUM
down 47%
Equity(1) vs. Fixed Income
US vs. Global & Int’l Services
2007
2008
(1) Includes Index, Structured and Asset Allocation services
($ Billions)
Year-Over-Year Change in AUM Composition

AllianceBernstein Fourth Quarter 2008 Revenues

$ Millions	4Q 2008	4Q 2007	Percent Change	
Revenues:				
Advisory Fees	$ 514	$ 895	-43%	■ - Lower AUM in all channels - Lower performance fees
Distribution	64	122	-47%	■ Lower average mutual fund AUM
Institutional Research Services	118	118	0%	■ US growth offset by European decline
Dividend and Interest Income	21	73	-72%	■ - Lower dividends on deferred compensation-related mutual fund investments - Outsourcing of prime brokerage - $10M
Investment Gains (Losses)	(162)	(40)	302%	■ - 4Q08 M-T-M losses of $132M on deferred compensation-related investments vs. $50M loss in 4Q07 - 4Q08 M-T-M losses of $25M on venture capital fund vs. $9M gain in 4Q07
Other Revenues	29	31	-9%	
Total Revenues	584	1,199	-51%	
Less: Interest Expense	3	30	-88%	■ - Lower interest rates - Outsourcing of prime brokerage - $9M
Net Revenues	**$ 581**	**$ 1,169**	**-50%**	

1

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Fourth Quarter 2008 Review
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NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.

4Q 2008	4Q 2007	Percent Change	
Ending AUM ($ Billions)	**$ 462**	**$ 800**	-42%	■ Down $128B (22%) sequentially
Average AUM ($ Billions)	**$ 497**	**$ 814**	-39%	■ Down $172B (26%) sequentially
By Fee Type ($ Millions):				
Base Fees	$ 513	$ 871	-41%	■ Lower average AUM
Performance Fees	1	24	-94%	■ Lower Hedge Fund and long-only fees
Total	**$ 514**	**$ 895**	**-43%**	
By Channel ($ Millions):				
Institutional Investments	$ 221	$ 387	-43%	■ Lower average AUM; Lower long-only performance fees
Retail	123	246	-50%	■ Lower average AUM
Private Client	170	262	-35%	■ Lower billable AUM; Lower Hedge Fund performance fees
Total	**$ 514**	**$ 895**	-43%	

NOTE: Percentages are calculated using AUM rounded to the nearest million and revenues to the nearest thousand.

I

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Fourth Quarter 2008 Review
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AllianceBernstein Fourth Quarter 2008 Advisory Fees

6,000
5,000
4,000
3,000
2,000
1,000
-

	2004	2005	2006	2007	1Q08	2Q08	3Q08	4Q08
Total Headcount	4,100	4,312	4,914	5,580	5,585	5,635	5,660	4,997

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Headcount down 12% sequentially and 10% versus 4Q07
AllianceBernstein Staff Levels

$ Millions	4Q 2008	4Q 2007	Percent Change	
Employee Comp & Benefits	$ 264	$ 471	-44%	■ - Lower incentive compensation - Lower commissions - Higher severance
Promotion & Servicing	107	178	-40%	■ - Lower distribution plan payments and amortization of deferred sales commissions - Lower controllable expenses
General & Administrative	132	154	-14%	■ - Foreign exchange gains - Infrastructure costs flat
Interest	1	3	-67%	
Amortization of Intangibles	5	5	-	
Total	**$ 509**	**$ 811**	**-37%**	

I

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AllianceBernstein Fourth Quarter 2008 Operating Expenses

$ Millions

	4Q 2008	4Q 2007	Percent Change	
Base Compensation	$ 161	$ 127	27%	■ $40 million in severance associated with workforce reductions
Incentive Compensation	4	178	-98%	■ - $113M lower cash bonus accrual - $80M deferred compensation credit in 4Q08 due to M-T-M losses on related investments vs. $12M in 4Q07 - Partially offset by $18M related to retirement of former Chairman
Commissions	69	117	-41%	■ Lower Retail, Private Client and Institutional Investments
Fringes & Other	30	49	-38%	■ Lower payroll taxes and recruitment
Total	**$ 264**	**$ 471**	-44%

AllianceBernstein

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NOTE: Percentages are calculated using expenses rounded to the nearest thousand.
AllianceBernstein Fourth Quarter 2008 Compensation & Benefits

$ Millions

	4Q 2008	4Q 2007	Percent Change	FY 2008	FY 2007	Percent Change
Net Revenues	$ 581	$ 1,169	-50%	$ 3,514	$ 4,525	-22%
Operating Expenses	509	811	-37%	2,589	3,136	-17%
Operating Income	72	358	-80%	925	1,389	-33%
Non-Operating Income	5	4	30%	19	16	19%
Income before Income Taxes and Non-Controlling Interest in Earnings of Consolidated Entities	77	362	-79%	944	1,405	-33%
Income Taxes	2	41	-94%	91	128	-29%
Non-Controlling Interest in Earnings of Consolidated Entities	(22)	11	n/m	9	17	-45%
Net Income	**$ 97**	**$ 310**	**-69%**	**$ 844**	**$ 1,260**	**-33%**
Operating Margin[1]	**16.2%**	**29.7%**		**26.1%**	**30.3%**	

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(1) "Operating Margin" = (Operating Income + Non-Controlling Interest in Earnings)/Net Revenues
NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.
AllianceBernstein Fourth Quarter 2008 Net Income

$ Millions (except per Unit amounts)	4Q 2008	4Q 2007	Percent Change	FY 2008	FY 2007	Percent Change
AllianceBernstein:						
Net Income	**$ 97**	**$ 310**	**-69%**	**$ 844**	**$ 1,260**	**-33%**
Weighted Average Equity Ownership Interest	33.3%	33.0%		33.2%	32.9%	
AllianceBernstein Holding:						
Equity in Earnings	**$ 32**	**$ 102**	**-68%**	**$ 280**	**$ 415**	**-32%**
Income Taxes	6	10	-35%	34	39	-13%
Net Income	**$ 26**	**$ 92**	**-72%**	**$ 246**	**$ 376**	**-34%**
Diluted Net Income Per Unit	**$ 0.29**	**$ 1.06**	**-73%**	**$ 2.81**	**$ 4.32**	**-35%**
Distributions Per Unit	**$ 0.29**	**$ 1.06**	**-73%**	**$ 2.68** [1]	**$ 4.33**	**-38%**

AllianceBernstein

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(1) Excludes insurance recoveries related to class action claims processing error.
NOTE: Percentages are calculated using income, earnings and expenses rounded to the nearest thousand.
AllianceBernstein Holding Financial Results

AllianceBernstein
Fourth Quarter 2008 Review
Fourth Quarter 2008 Review
Peter S. Kraus
Chairman & Chief Executive Officer
Any forecasts in this material may not be realized. Information or opinions should not be construed as investment advice.
January 21, 2009

AllianceBernstein

Fourth Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only

AllianceBernstein

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Index	4Q 08	One Year	Annualized Three Years	Cumulative Three Years
S&P 500	(21.9)	(37.0)	(8.4)	(23.0)
Russell 1000 Growth	(22.8)	(38.4)	(9.1)	(24.9)
Russell 1000 Value	(22.2)	(36.8)	(8.3)	(22.9)
MSCI Emerging Markets	(27.6)	(53.3)	(4.9)	(14.0)
MSCI EAFE	(20.0)	(43.4)	(7.4)	(20.5)
MSCI World	(21.8)	(40.7)	(8.1)	(22.4)
Barclays Aggregate Bond	4.6	5.2	5.5	17.4

Returns in % through December 31, 2008.

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Market Environment

Institutional Equity Composites vs. Benchmarks

			Annualized			
Service	**4Q08**	**1 Year**	**3 Years**	**5 Years**	**10 Years**	**Benchmark**
Global Research Growth	(5.6)	(12.1)	(6.8)	(3.4)	1.6	MSCI World (net)
US Large Cap Growth	1.5	(1.7)	(2.4)	0.5	0.4	Russell 1000 Growth
Int'l Research Growth All Country	(2.7)	(4.6)	(0.7)	(0.3)	N/A	MSCI ACWI ex US (net)
US Research Growth	0.6	(7.3)	(4.4)	(0.9)	(1.1)	S&P 500 Index
US Small Cap Growth	(1.6)	(6.4)	(1.9)	(0.8)	2.6	Russell 2000 Growth
Global Large Cap Growth	(4.9)	(9.0)	(3.9)	(1.8)	(2.3)	MSCI World (net)
Int'l Large Cap Growth	(5.0)	(7.3)	(4.3)	(3.0)	(0.7)	MSCI EAFE(net)
Emerging Markets Growth	(2.6)	(3.2)	(3.0)	(1.4)	2.4	MSCI EM (net)

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
(1) Investment performance of composites is presented after investment management fees.

Composite and benchmark data through 12/31/08. Performance is preliminary.

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Relative Performance: Institutional Growth Equity (After Fees)(1)

Institutional Equity Composites vs. Benchmarks

Service	4Q08	1 Year	Annualized 3 Years	5 Years	10 Years	Benchmark
US Diversified Value	(0.1)	(4.7)	(3.3)	(2.6)	N/A	Russell 1000 Value
US Strategic Value	(2.6)	(9.9)	(5.9)	(2.7)	1.6	S&P 500
US Strategic Value	(2.4)	(10.0)	(5.9)	(4.1)	(1.1)	Russell 1000 Value
International Value	(6.1)	(7.2)	(4.1)	(0.9)	N/A	MSCI EAFE (Cap, UH)
Global Value	(5.3)	(10.3)	(5.5)	(1.9)	2.2	MSCI World (Cap, UH)
Emerging Markets Value	(5.4)	(3.9)	(5.0)	(2.3)	2.4	MSCI EM

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

(1) Investment performance of composites is presented after investment management fees.

Composite and benchmark data through 12/31/08. Performance is preliminary.

I

AllianceBernstein

Fourth Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
Relative Performance: Institutional Value Equity (After Fees)(1)

Blend Strategies Equity Composites vs. Benchmarks

			Annualized		
Service	4Q08	1 Year	3 Years	Since Inception	Benchmark
Global Blend Strategies (2)	(5.6)	(11.3)	(6.2)	(2.6)	MSCI World
International Blend Strategies (3)	(5.0)	(7.1)	(4.3)	(0.9)	MSCI EAFE
US Blend Strategies (4)	(0.7)	(6.2)	(4.6)	(1.5)	S&P 500
Emerging Markets Blend Strategies (5)	(3.7)	(3.5)	(4.2)	0.7	MSCI EM

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

(1) Investment performance of composites is presented after investment management fees. (2) Global Blend Strategies Inception = 6/30/03. (3) Int'l Blend Strategies Inception = 12/31/01.

(4) U.S. Blend Strategies Inception = 12/31/01 (5) EM Blend Strategies Inception = 12/31/01.

Composite and benchmark data through 12/31/08. Performance is preliminary.

I

AllianceBernstein

Fourth Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
Relative Performance: Blend Strategies (After Fees)(1)

Institutional Fixed Income Composites vs. Benchmarks

			Annualized			
Service	4Q08	1 Year	3 Years	5 Years	10 Years	Benchmark[2]
Corporate Bonds	(3.3)	(3.6)	(1.4)	(0.8)	(0.2)	Custom Corporate Index
Strategic Core Plus	(5.7)	(10.1)	(3.7)	(2.1)	N/A	Custom Index
Global Plus	(7.4)	(12.9)	(4.3)	(2.4)	N/A	Barclays Global Aggregate Bond Index (Unhedged)
Global Fixed Income	(1.1)	(1.2)	0.1	0.2	(0.1)	CitiGroup WGBI - Unhedged
Emerging Mkt. Debt	(5.4)	(7.1)	(1.7)	(1.1)	2.5	JPM EMBI Global
Low Duration	(3.6)	(10.9)	(4.7)	(2.7)	(1.3)	Merrill Lynch U.S. Treasury (1-3 Years)

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
(1) Investment performance of composites is presented after investment management fees. (2) The benchmarks listed are the current benchmarks for the investment service – certain benchmarks have evolved over time and therefore are time blended.
Composite and benchmark data through 12/31/08. Performance is preliminary.

1

AllianceBernstein

Fourth Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
Relative Performance: Institutional Fixed Income (After Fees)(1)

4Q 08	1 Year	Annualized 3 Year	 5 Year
Fully Diversified Simulation (2)	(15.3)	(31.1)	(6.7)	(0.3)
S&P 500	(21.9)	(37.0)	(8.4)	(2.2)

(1) Investment performance of composites is presented after investment management fees. (2) The Bernstein Fully Diversified Portfolio is a simulation composed of specific proportions of each of the products that follow, which joined the simulation as of the following dates:
Strategic Value: 1/1/83; Strategic Growth: 1/1/83 (ACM Large Cap Growth used as a proxy for Strategic Growth through 1/1/01; Strategic Growth used thereafter); Intermediate Municipal Bond Composite: 1/1/83; Bernstein Tax-Managed International Fund: 7/1/92; Emerging Markets Fund: 1/1/96; AllianceBernstein Institutional REIT Fund: 7/1/01.
The portfolio was rebalanced quarterly through 12/31/05; monthly thereafter. Simulated performance results have certain inherent limitations. The results may not reflect the impact that certain material economic and market factors might have had on actual decision making if they were reflective of a managed account.
No representation is being made that any account will, or is likely to, achieve profits or losses similar to those described herein.
Source: AllianceBernstein and S&P. Mutual Fund, Composite and S&P performance data through 12/31/08. Performance is preliminary.

|

AllianceBernstein

Fourth Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
Absolute Performance: Private Client (After Fees)(1)

Retail Mutual Funds vs. Lipper Averages

Service	4Q08	1 Year	Annualized 3 Years	5 Years	10 Years	Benchmark or Lipper Avg.
Global Growth	(5.4)	(9.3)	(5.8)	(3.2)	N/A	Global Large Cap Growth
US Large Cap Growth	14.2	9.0	2.2	2.7	(1.7)	Large Cap Growth
International Growth	(3.0)	(4.6)	(1.7)	1.1	2.9	International Multi-Cap Growth
Emerging Markets	(3.8)	(3.0)	(2.6)	(1.3)	0.3	Morningstar Equity Global Emerging Markets
US Growth	0.3	(2.7)	(4.0)	(0.6)	(2.1)	Multi Cap Growth
US Small/Mid Cap Growth	(3.4)	(4.0)	(5.3)	(3.2)	(2.8)	Mid Cap Growth

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

(1) Investment performance of mutual funds is presented after investment management fees.

Source: AllianceBernstein, Lipper, and S&P. Mutual fund, Lipper, and S&P performance data through 12/31/08.

1

AllianceBernstein

Fourth Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
Relative Performance: Retail Growth Equity (After Fees)(1)

Retail Mutual Funds vs. Lipper Averages

			Annualized			
Service	**4Q08**	**1 Year**	**3 Years**	**5 Years**	**10 Years**	**Lipper Average**
International Value	(7.6)	(9.8)	(5.3)	(2.6)	N/A	International Large Cap Value
Growth & Income	1.7	(3.4)	(1.1)	(1.3)	(0.4)	Large Cap Value
US Small/Mid Cap Value	(0.5)	3.7	1.7	0.6	N/A	Mid Cap Value
US Value	(0.4)	(4.5)	(3.5)	(2.4)	N/A	Large Cap Value
Global Value	(6.9)	(9.2)	(4.5)	(1.4)	N/A	Global Large Cap Value

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

(1) Investment performance of mutual funds is presented after investment management fees.

Source: AllianceBernstein and Lipper. Mutual Fund and Lipper performance data through 12/31/08.

|

AllianceBernstein

Fourth Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
Relative Performance: Retail Value Equity (After Fees)(1)

Retail Fixed Income Funds vs. Peer Group Averages

Service	4Q08	1 Year	Annualized 3 Years	5 Years	10 Years	Peer Group Average
Global High Yield Portfolio	(4.9)	(6.0)	(2.7)	0.3	0.9	Morningstar Fixed Income Global High Yield
American Income Portfolio	(7.2)	(11.9)	(3.6)	(1.0)	0.7	Morningstar Fixed Income USD
Global Bond	(4.5)	(5.6)	(0.9)	1.2	2.6	Lipper Global Income Funds

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

(1) Investment performance of mutual funds is presented after investment management fees.

Source: AllianceBernstein, Morningstar, and Lipper. Mutual Fund, Morningstar, and Lipper performance data through 12/31/08. Performance is preliminary.

|

AllianceBernstein

Fourth Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
Relative Performance: Retail Fixed Income (After Fees)(1)

Retail Mutual Funds vs. Morningstar Averages

			Annualized			
Service	4Q08	1 Year	3 Year	5 Years	Since Inception	Morningstar Average
Wealth Preservation	0.3	(0.7)	(0.0)	0.4	0.7	Conservative Allocation
Balanced Wealth	(1.7)	(4.3)	(1.5)	0.0	(0.1)	Moderate Allocation
Wealth Appreciation	(2.0)	(5.7)	(2.0)	0.1	0.2	Large Blend

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

(1) Investment performance of mutual funds is presented after investment management fees.

Source: AllianceBernstein and Morningstar. Mutual fund and Morningstar performance data through 12/31/08.

|

AllianceBernstein

Fourth Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
Relative Performance: Wealth Strategies (After Fees)(1)

U.S. Small/Mid Cap Value	31-Dec-00	+ 4.1 %
Japan Strategic Value	31-Mar-02	+ 2.8
Canadian Value	31-Dec-97	+ 2.3
International Strategic Value	31-Mar-01	+ 2.3
International Value (EAFE)	30-Sep-99	+ 2.3
International Diversified Value	30-Sep-00	+ 2.0
U.S. Strategic Value	31-Dec-73	+ 1.7
Global Strategic Value	30-Apr-01	+ 1.6
Emerging Markets Value	31-Dec-95	+ 1.4
U.K. Value	30-Jun-00	+ 1.1
Australian Value	30-Jun-03	+ 1.0
Global Value	30-Sep-95	+ 1.0
European Value	30-Jun-97	+ 0.8
U.S. Diversified Value	30-Jun-86	+ 0.6
Global Diversified Value	31-Mar-98	+ 0.1

Emerging Markets Style Blend	31-Dec-01	+ 0.7 %
International Style Blend	31-Dec-01	- 0.9
U.S. Style Blend	31-Dec-01	- 1.5
Global Style Blend	30-Jun-03	- 2.6

U.S. Growth	31-Dec-70	+ 3.5 %
U.S. Large Cap Growth	31-Dec-77	+ 2.6
U.S. Small Cap Growth	31-Dec-70	+ 2.6
Global Research Growth	31-Dec-91	+ 2.6
U.S. Mid Cap Growth	31-Mar-99	+ 2.2
Japan Growth	30-Sep-91	+ 2.2
U.K. Growth	31-Dec-04	+ 1.5
Emerging Markets Growth	30-Sep-91	+ 1.1
Australian Growth	30-Jun-00	0.0
International Large Cap Growth	31-Dec-90	- 0.3
European Concentrated Growth	30-Jun-98	- 1.7

Emerging-Market Debt	30-Jun-94	+ 2.0 %
Global Fixed Income	30-Jun-86	+ 0.3
U.S. Investment-Grade Corporates	31-Dec-91	+ 0.1
Canadian Core Plus Advanced	30-Sep-02	- 0.1
U.S. High Yield	31-Dec-86	- 0.4
Japan Credit	30-Sep-00	- 0.7
U.S. Low Duration	31-Dec-95	- 1.0
U.S. Strategic Core Plus	30-Jun-01	- 1.2
Global-Plus Fixed Income	30-Jun-01	- 1.5
Euro Income Composite	31-Mar-99	- 2.8

I

AllianceBernstein

Fourth Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
Bernstein Value Equities
Inception
Date
 Inception-
Dec 2008
Alliance Growth Equities
Inception
Date
AllianceBernstein. Past performance is no guarantee of future results. Source: Bloomberg, Citigroup, FTSE, JPMorgan Chase, Lehman Brothers, Merrill Lynch, MSCI, Nomura, Russell Investment
Group, Scotia Capital, S&P, TOPIX, and AllianceBernstein.
AllianceBernstein Blend Strategies
AllianceBernstein Fixed Income
Net-of-Fee Annualized Relative Performance Premiums
 Inception-
Dec 2008
Investment Performance: Delivering Results for Clients

12/31/08	12/31/07
Assets		
Cash and cash equivalents	$ 552.6	$ 576.4
Cash and securities, segregated	2,572.6	2,370.0
Receivables, net	1,027.8	1,633.6
Investments:		
Related to Deferred Compensation	305.8	547.5
Other	272.0	367.6
Goodwill, net	2,893.0	2,893.0
Intangible assets, net	243.5	264.2
Deferred sales commissions, net	113.5	183.6
Other (incl. furniture & equipment, net)	522.7	532.9
Total Assets	**$ 8,503.5**	**$ 9,368.8**
Liabilities and Partners' Capital		
Liabilities:		
Payables	$ 3,061.3	$ 3,297.9
Accounts payable and accrued expenses	305.3	389.3
Accrued compensation and benefits	360.1	458.9
Debt	284.8	533.9
Non-Controlling interest in consolidated subsidiaries	169.2	147.6
Total Liabilities	4,180.7	4,827.6
Partners' Capital	4,322.8	4,541.2
Total Liabilities and Partners' Capital	**$ 8,503.5**	**$ 9,368.8**

AllianceBernstein

Fourth Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
In $ Millions
AllianceBernstein Consolidated Balance Sheet

In $ Millions	Twelve Months Ended	
	12/31/08	12/31/07
Cash Flows From Operating Activities:		
Net income	$ 844.3	$ 1,260.4
Non-cash items:		
Amortization of deferred sales commissions	79.1	95.5
Amortization of non-cash deferred compensation	66.1	49.8
Depreciation and other amortization	97.7	102.4
Unrealized losses (gains) on deferred compensation investments	254.7	21.7
Other, net	22.3	9.8
Changes in assets and liabilities	16.6	(248.2)
Net cash provided by operating activities	**1,380.8**	**1,291.4**
Cash Flows From Investing Activities:		
Purchases of investments	(22.2)	(25.9)
Proceeds from sales of investments	43.2	52.4
Additions to furniture, equipment and leaseholds	(75.2)	(137.6)
Net cash used in investing activities	**(54.2)**	**(111.1)**
Cash Flows From Financing Activities:		
(Repayment) issuance of commercial paper, net	(260.1)	175.8
(Decrease) increase in overdrafts payable	(11.5)	23.3
Cash distributions to general partner and unitholders	(1,019.7)	(1,364.6)
Other	16.1	4.0
Net cash used in financing activities	**(1,275.2)**	**(1,161.5)**
Effect of exchange rate changes on cash and cash equivalents	(75.2)	10.8
Net (decrease) increase in cash and cash equivalents	(23.8)	29.6
Cash and cash equivalents at the beginning of period	576.4	546.8
Cash and cash equivalents at the end of period	**$ 552.6**	**$ 576.4**

I

AllianceBernstein

Fourth Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
AllianceBernstein Consolidated Statement of Cash Flows

25,000
20,000
15,000
10,000
5,000
0
(5,000)
(10,000)
(15,000)
(20,000)
(25,000)
$10,663
$13,351
$9,568
$792
$8,452
($1,500)
($4,659)
($14,840)
($23,205)
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08

AllianceBernstein

Fourth Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
AllianceBernstein Total Net Flows
$ Millions

10,000
8,000
6,000
4,000
2,000
0
(2,000)
(4,000)
(6,000)
(8,000)
(10,000)
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
Institutional
Retail
Private Client

AllianceBernstein

Fourth Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
AllianceBernstein Net Flows by Distribution Channel
$ Millions

12,000
10,000
8,000
6,000
4,000
2,000
0
(2,000)
(4,000)
(6,000)
(8,000)
(10,000)
(12,000)
(14,000)
(16,000)
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
Value
Growth
Fixed
Other(1)

(1) Includes Index, Structured and Asset Allocation services.

AllianceBernstein

Fourth Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
AllianceBernstein Net Flows by Investment Service
$ Millions

AllianceBernstein

Fourth Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
AllianceBernstein® and the AB AllianceBernstein Logo are trademarks and service marks owned by AllianceBernstein L.P.